SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [__]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential. For use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                  MYWEB INC.COM
                  --------------------------------------------
                (Name of Registrant as specified in its charter)


                  --------------------------------------------
    (Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ]  Fee paid previously with preliminary materials:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                                  MYWEB INC.COM

                      Block G, Unit G606, Phileo Damansara
                               No. 9, Jalan 16/11
                    Off Jalan Damansara, 46350 Petaling Jaya
                               Selangor, Malaysia


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 27, 2000

To the Stockholders of MyWeb Inc.com

         NOTICE is hereby given that the Annual Meeting (the "Meeting") of Stockholders of MYWEB INC.COM, a Nevada corporation (the "Company"), will be held at the offices of Bryan Cave LLP, 245 Park Avenue, New York, New York, 10167, on September 27, 2000, at 10:00 A.M. for the following purposes:

1. To elect seven (7) Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected.

2. To ratify the selection of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 2000.

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    All of the above matters are more fully described in the accompanying Proxy Statement.

         The Board of Directors has fixed the close of business on August 25, 2000 as the date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. A list of stockholders entitled to vote at the Meeting will be open to examination by stockholders during ordinary business hours for a period of ten (10) days prior to the Meeting at the executive offices of the Company, Block G, Unit G606, Phileo Damansara, No. 9, Jalan 16/11, Off Jalan Damansara, 46350 Petaling Jaya, Selangor, Malaysia. The list will also be available at the Meeting.

                                           By order of the Board of Directors,


                                           NIN CONTRERAS
                                           President and Chief Executive Officer

Selangor, Malaysia
August 30, 2000


--------------------------------------------------------------------------------
                                    IMPORTANT
--------------------------------------------------------------------------------
     WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.
--------------------------------------------------------------------------------

                                  MYWEB INC.COM

                      Block G, Unit G606, Phileo Damansara
                               No. 9, Jalan 16/11
                    Off Jalan Damansara, 46350 Petaling Jaya
                               Selangor, Malaysia


                           -------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                           -------------------------

                                 PROXY STATEMENT

                  Approximate Date of Mailing: August 30, 2000

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of MyWeb Inc.com (the "Company") for use at the Annual Meeting of Stockholders to be held at the time and place set forth in the foregoing notice and at any adjournments thereof (the "Meeting"). August 25, 2000 has been fixed by the Board as the record date for the determination of stockholders (the "Stockholders") of the Company's common stock, par value $0.01 per share (the "Common Stock"), entitled to notice of, and to vote at, the Meeting. At the close of business on August 25, 2000, there were outstanding and entitled to vote 11,121,357 shares of Common Stock. Proxies in the accompanying form, which are properly executed and duly returned to the Company and not revoked prior to exercise, will be voted in accordance with the instructions contained therein. If a proxy is executed and returned without instructions as to how it is to be voted, such proxy will be voted in favor of all proposals contained in this Proxy Statement. Each proxy granted pursuant to this solicitation is revocable and may be revoked at any time prior to its exercise provided written notice of revocation is received by the Secretary of the Company prior to the Meeting. A Stockholder who attends the Meeting in person may, if he or she wishes, vote by ballot at the Meeting, thereby canceling any proxy previously given by such Stockholder.

         The holders of one-third of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum at the Meeting. Any Stockholder present in person or by proxy at the Meeting who abstains from voting on any particular matter described herein will nonetheless be counted for purposes of determining a quorum. For purposes of voting on the matters described herein, the affirmative vote of (i) a plurality of the shares of Common Stock present or represented by proxy at the Meeting and entitled to vote is required to elect management's nominees for election to the Board; and (ii) a majority of the shares of Common Stock present or represented by proxy at the Meeting and entitled to vote is required to ratify the selection by the Board of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending December 31, 2000.

         With respect to the election of directors, only shares that are voted in favor of a particular nominee will be counted towards such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee, shares present by proxy where the Stockholder properly withholds authority to vote for such nominee and broker non-votes will not be counted towards such nominee's achievement of a plurality. With respect to any of the other matters to be voted upon, if the Stockholder abstains from voting or directs his or her proxy to abstain from voting, the shares are considered present at the Meeting for such matter but, since they are not affirmative votes for the matter, they will have the same effect as votes against the matter. With respect to broker non-votes on any such matter, the shares are not considered present at the Meeting for such matter and they are, therefore, not counted in respect of such matter. Such broker non-votes do have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

                               EXECUTIVE OFFICERS

         The executive officers of the Company are identified in the table below. Each executive officer of the Company serves at the pleasure of the Board.

                               Year Became an
Name                   Age     Executive Officer            Positions

Thean Soon Wong        29             1999         Chairman of the Board
Nin Contreras          45             2000         President and Chief Executive
                                                   Officer
Victor Fook Ai Ng      52             1999         Treasurer and Secretary
Pan Dong               41             2000         Vice President


                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         At the Meeting, seven directors are to be elected to serve until their successors are elected and qualified. The Board has designated the individuals named below as nominees. Proxies received from Stockholders of the Company will be voted, unless authority to so vote is withheld, for the election of the Board's nominees. Authority to vote for any or all of the nominees may be withheld in the manner indicated on the enclosed proxy. If for any reason any of the nominees for election to the Board becomes unavailable for election, the proxies solicited will be voted for such other nominees as are selected by the Board. The Board has no reason to believe that any of the nominees will not be available or will not serve if elected.


                             NOMINEES FOR DIRECTORS

                                                                       Year
                                                                    First Became
Name                                                      Age        a Director
----                                                      ---      -------------
Thean Soon Wong.......................................... 29           1999
George S. Bayoud, Jr. ................................... 45           1999
Alvin Roy Granoff........................................ 52           1999
Dr. Boh Soon Lim ........................................ 44           2000
Victor Fook Ai Ng........................................ 52           1999
Kasiviswanathan Shanmugam................................ 41           2000
Danny Teow Teck Toe  .................................... 29           1999

     The Board recommends a vote FOR each of the nominees for election as directors.


                            BIOGRAPHICAL INFORMATION

         Certain information about the executive officers and the nominees for election as directors of the Company (the "Directors" or individually, a "Director") is set forth below. This information has been furnished to the Company by the individuals named.

         Thean Soon Wong has been Chairman of the Company's Board of Directors since February 1999, and also served as its President and Chief Executive Officer from February 1999 until March 2000. Mr. Wong was a co-founder of TecnoChannel Technologies Sdn. Bhd., and was a director of that company from 1997 to March 2000, and, until 1999, its Chief Executive Officer. From 1996 until 1997, Mr. Wong was the executive director of Cybersource Pte. Ltd., a privately-held Internet consulting firm. Mr. Wong graduated from the National University of Singapore with a Bachelor's Degree in Electrical Engineering in 1995.

         George S. Bayoud, Jr. has been a Director of the Company since November 1999. Mr. Bayoud is the managing partner of Texas Ltd., an investment company. Mr. Bayoud founded and is the President of Raven Interests of Texas Inc., a real estate company. Mr. Bayoud is also a member of the Board of Directors of the Beck Group, a construction and real estate company and of Great Lodge.com. Mr. Bayoud was previously elected to the board of the Texas National Research Laboratory Commission (Superconducting Super Collider). In 1996, Mr. Bayoud served as President of First Southwest Holdings, Inc., a leading investment bank in the Southwest. Mr. Bayoud is a graduate of St. Mark's School of Texas and the University of Texas at Austin.

         Alvin Roy Granoff has been a Director of the Company since November 1999. Mr. Granoff, an attorney, serves as an executive officer and a director of Granoff Law Offices PC, the Granoff Company and Texas Stoneleigh Hotel Corp. From 1983 until 1995, Mr. Granoff served as an elected member of the Texas House of Representatives. Mr. Granoff holds a Juris Doctor from Southern Methodist University School of Law and a Bachelor of Arts from Beloit College.

         Dr. Boh Soon Lim was elected to the Company's Board of Directors in May 2000. Dr. Lim is currently the Chief Executive Officer and, since April 2000, a director, of Auric Asset Management Pte. Ltd. and Auric Technology Holdings Pte. Ltd. Dr. Lim is a director of CSE Systems & Engineering Ltd. and Auric Pacific Enterprise Pte. Ltd. since January 1999 and March 2000, respectively. From 1991 to 1999, Dr. Lim was a fund manager at a number of companies, including Rothschild Ventures Asia Pte. Ltd., Prime Partners Assets Management (HK) Ltd., and UBS Capital Asia Pacific (S) Limited. Dr. Lim is a Member of the Singapore Computer Society and Singapore Institute of Management, an Associate Member of the Royal Aeronautical Society (United Kingdom) and an Elected Member of the current Executive Committee of the Singapore Venture Capital Association. Dr. Lim graduated with a Ph.D. in Mechanical Engineering from University of Strathclyde (United Kingdom) in 1985, has a Graduate Diploma in Marketing Management from Singapore Institute of Management (Singapore) and a Diploma in Marketing from Chartered Institute of Marketing (United Kingdom).

         Victor Fook Ai Ng has been a Director of the Company since February 1999. Since June 1999, Mr. Ng has served as Treasurer and Secretary of the Company and, until August 2000, its Chief Financial Officer. From 1989 until June 1999, Mr. Ng was the general manager (institutional sales) of J.M. Sassoon, a regional securities brokerage firm headquartered in Singapore. Mr. Ng is a member of the Board of Directors of The Nanyang Insurance Company Limited, Asiacabletv.com Inc. and Asiapower Investments Limited. Mr. Ng holds a Bachelor of Science (Economics) degree and a Masters of Science (Economics) degree from the University of London.

         Kasiviswanathan Shanmugam was elected to the Company's Board of Directors in May 2000. Mr. Shanmugam is a Partner and Deputy Head of Litigation at the Singapore law firm of Allen & Gledhill. Since January 1993, Mr. Shanmugam has served as a director of Eastern Development Pte. Ltd. Mr. Shanmugam has served as a director of SembCorp Industries Ltd. since July 1998. Mr. Shanmugam has also served as a director of Asia Food & Properties Ltd. and Golden Agri-Resources Ltd. since July 1997 and May 1999, respectively. Mr. Shanmugam is a Fellow of the Singapore Institute of Arbitrators and Chartered Institute of Arbitrators and serves on the panel of mediators of the Singapore Mediation Centre. Mr. Shanmugam is also a Member of the Pabek of Accredited Arbitrators of the Singapore International Arbitration Centre and was appointed a Senior Counsel of the Singapore Bar in January 1998.

         Danny Teow Teck Toe has been a Director of the Company since November 1999. Mr. Toe has been the Chairman of the Board and Chief Executive Officer of Internet Century Holdings Ltd., an Internet consulting company, since May 2000. Mr. Toe is also currently a director of Wizoffice.com. Mr. Toe served as the Company's Chief Operating Officer from April 1999 until March 2000. Mr. Toe was the co-founder and Chief Operating Officer of TecnoChannel Technologies Sdn. Bhd. from 1997 until 1999. From 1996 until 1997, Mr. Toe was a senior officer at the Economic Development Board of Singapore, where he worked at the Enterprise Development Division. Mr. Toe has also held marketing positions with 3M Inc. in Singapore. Mr. Toe holds a degree in Electronics Engineering from the National University of Singapore.

         Nin Contreras was appointed President and Chief Executive Officer in March 2000. Mr. Contreras is an accomplished technology executive with over twenty years of professional international business experience throughout Pacific Asia, the United States and Europe. Mr. Contreras was formerly the general manager of Sunbeam, Latin America, where he had bottom-line responsibility for the full product portfolio of Sunbeam products in this region. Prior to that, Mr. Contreras worked 13 years with the Dutch consumer electronics company, Philips Electronics, where his last position was Director of Marketing and Sales of Internet television products worldwide. Mr. Contreras holds a B.Sc. degree from the University of York (UK) and an MBA from IMI (Geneva, Switzerland).

         Pan Dong was appointed Vice President of the Company in March 2000. Mr. Dong was previously employed by General Electric Company in Shanghai and Beijing for four years prior to joining the Company. Mr. Dong's previous employment includes a joint venture with a PVC Window Company, the China Project Department, China Machinery Import and Export Corporation, National Institute of Building Materials, Accuride Canada Inc. Mr. Dong was primarily involved in the implementation and monitoring of operations and productivity issues, business developments, investment projects, joint ventures and partnerships. Mr. Dong holds an MBA from the University of Western Ontario, Canada, and a Master of Science in Industrial Engineering from Wuhan Technology University, China.

         No family relationship exists among the officers and directors of the Company.


                                   COMMITTEES

Committees of the Board of Directors

         During the fiscal year ended December 31, 1999 ("fiscal 1999"), the Company did not have any committees. In May 2000, the Board established an Audit Committee which is currently composed of Mr. Granoff and Dr. Lim, who also serves as its Chairman. The functions of the Audit Committee are to review the adequacy of systems and procedures for preparing the financial statements of the Company, as well as the suitability of internal financial controls, and to review and approve the scope and performance of the independent auditors' work.

Meetings of the Board

         During fiscal 1999, the Board did not hold any regularly scheduled meetings. During fiscal 1999, after discussion and consultation, the Board acted twenty times by written consent of its members. All actions of the Board were by unanimous consent. Therefore, no member of the Board attended fewer than 75% of the meetings of the Board. The Company's Directors discharge their responsibilities throughout the year, not only at Board meetings or by written consent, but also through personal meetings and other communications, including telephone contacts with the Chairman, President and Chief Executive Officer, the Company's other officers and other individuals regarding matters of interest and concern to the Company.

Compensation Committee Interlocks and Insider Participation

         None

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company as of August 17, 2000. Beneficial ownership has been determined for purposes herein in accordance with Rule 13d-3 of the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days.




                                            Direct Interest       Indirect Interest       Total Interest
Shareholders                                 No. of Shares          No. of Shares          No. of Shares      (%)
-------------------------------------------------------------------------------------------------------------------
Holders of 5% or more
Neutron Enterprises Inc. (1)                    863,800                   -                   863,800        7.76
Incubator 2, Unit G3
Technology Park Malaysia
57000 Kuala Lumpur, Malaysia

Meng Fui Cheah                                   67,000(2)           811,000(3)               878,000        7.89
33 Jln Yap Ah Shak,
Suite 10-01 Level 10
50300 Kuala Lumpur, Malaysia

Dr. Ahmad Mustaffa Babjee                        20,000(4)           850,000(5)               870,000        7.82
Incubator 2, Unit G3,
Technology Park Malaysia
57000 Kuala Lumpur, Malaysia

Free Earth Investments Ltd. (6)                 789,550                   -                   789,550        7.09
612, Telok Blangah Road
#01-03, Fairways Condominium
Singapore

Star Channel Systems Sdn. Bhd. (7)            2,675,950                   -                 2,675,950       24.06
Incubator 2, Unit G3
Technology Park Malaysia
57000 Kuala Lumpur, Malaysia


-------
Note:

(1) Neutron  Enterprises is a company which is 50.1% owned by Mr. Sim Chew Gaik.
(2) Includes 20,000 shares which Mr. Cheah has the right to acquire within 60 days.
(3) Owned of record by Jerisle Ltd., which is wholly owned by Mr. Cheah.
(4) Dr. Babjee has the right to acquire  these shares within 60 days.
(5) Owned of record by Ambang Dinamik Sdn. Bhd., which is wholly owned by Dr. Babjee.
(6) Doris Poh Heem Huang (now deceased) was the owner of Free Earth Investments Ltd. Mrs. Poh was the wife of Victor Ng, a Director and officer of the Company. Under the will of Mrs. Poh, the sole beneficiary of these shares is Ng E-Ming Joyce, the daughter of Mr. Ng and Mrs. Poh. Mr. Ng disclaims beneficial ownership of these shares. Total does not include shares which are subject to options held by Mr. Ng.

(7) T. S. Wong owns 76.5% of Star Channel.

         Security Ownership of Management

         The following table lists the number and percentage of our outstanding shares of common stock beneficially owned, directly or indirectly, by each director and named executive officers, and by all of the Company's directors and officers as a group as at July 31, 2000:




                                           Direct Interest       Indirect Interest        Total Interest
Shareholders                                No. of Shares          No. of Shares          No. of Shares       (%)
--------------------------------------------------------------------------------------------------------------------
Directors

Thean Soon Wong                                 100,000(1)            2,675,950(2)           2,775,950        24.96
Block G, Unit G606
Phileo Damansara 1
46350 Petaling Jaya. Malaysia

Victor Fook Ai Ng                                78,032                 789,550(3)             867,582         7.80
Block G, Unit G606
Phileo Damansara 1
46350 Petaling Jaya, Malaysia

Danny Teow Teck Toe                             103,473                 425,000(4)             528,473         4.75
Block G, Unit G606
Phileo Damansara 1
46350 Petaling Jaya, Malaysia

Alvin Roy Granoff                                64,000(5)                   -                  64,000          *
c/o International Trade & Investments
World Trade Center
2020 N. Stemmons Freeway
Dallas, Texas, U.S.A.

George S. Bayoud, Jr.                            50,000(6)                   -                  50,000          *
3909 Maramar Avenue
Dallas, Texas, U.S.A.

All executive officers and directors as         395,505               3,890,500              4,286,005        38.53
a group
-----
*   Less than 1%.


(1)   Mr. Wong has the right to acquire these shares within 60 days.
(2) Owned of record by Star Channel Systems Sdn. Bhd., of which Mr. Wong owns 76.5% of the outstanding stock.
(3) Owned of record in the name of Free Earth Investments Ltd. Doris Poh Heem Huang (now deceased) was the owner of Free Earth Investments Ltd. Mrs. Poh was the wife of Mr. Ng. Under the will of Mrs. Poh, the sole beneficiary of these shares is Ng E-Ming Joyce, the daughter of Mr. Ng and Mrs. Poh. Mr. Ng disclaims beneficial ownership of these shares.
(4)   Owned of record by Mdm. Tan Sew Lan as trustee for her son, Mr. Toe.
(5) Includes 50,000 shares that Mr. Granoff has the right to acquire within 60 days.
(6)   Mr. Bayoud has the right to acquire these shares within 60 days.


                                        SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------
                                                 Annual Compensation                     Long-Term Compensation
                                    ------------- ------------- ------------------ ----------------- -----------------
                                                                                        Awards            Payout
                                                                                   ----------------- -----------------
                                                                                      Securities
   Name and Principal                                             Other Annual        Underlying        All Other
        Position            Year        Salary        Bonus        Compensation       Options/SARs      Compensation
                                        ($)           ($)              ($)               (#)               ($)
           (a)               (b)        (c)           (d)              (e)               (f)               (g)
-------------------------- -------- ------------- ------------- ------------------ ----------------- -----------------
Thean Soon Wong -           1999       53,684        5,263         105,263(1)          100,000           7,074(2)
Chairman of MyWeb
Inc.com and CEO of
TecnoChannel
-------------------------- -------- ------------- ------------- ------------------ ----------------- -----------------
                            1998       25,263        2,105          31,579(1)              0             3,284(2)
-------------------------- -------- ------------- ------------- ------------------ ----------------- -----------------
                            1997       18,947        2,105              0                  0             2,274(2)
-------------------------- -------- ------------- ------------- ------------------ ----------------- -----------------


(1) Represents Mr. Wong's fees for services as a Director of TecnoChannel Technologies.
(2) Represents the Company's contribution to Mr. Wong's Employee Provident Fund which is required under Malaysian law.


                                  OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                         (INDIVIDUAL GRANTS)
----------------------- ------------------ ------------------------- --------------- ------------------- -------------
                            Number of
                           Securities          Percent of Total       Exercise Or     Market Price on
                           Underlying       Options/SARs Granted       Base Price      Date of Grant      Expiration
         Name            Options/SARs       to Employees In Fiscal       ($/Sh)            ($/Sh)            Date
                           Granted (#)               Year

         (a)                   (b)                   (c)                   (d)              (e)               (f)
----------------------- ------------------ ------------------------- --------------- ------------------- -------------
Thean Soon Wong              100,000                6.89%                 6.00            16.81(1)        11/06/2004
----------------------- ------------------ ------------------------- --------------- ------------------- -------------

(1) Grant date present value $2,380,000.




                    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                         OPTION/SAR VALUES
------------------------ ------------------ ------------------ ------------------------------ ------------------------
                                                                   Number of Securities        Value of Unexercised
                          Shares acquired                         Underlying Unexercised           In-The-Money
         Name               on exercise      Value realized     Options/SARs at FY-End (#)    Options/SARs at FY-End
                                (#)                ($)           Exercisable/Unexercisable              ($)
                                                                                              Exercisable/Unexercisable
          (a)                   (b)                (c)                      (d)
                                                                                                        (e)
------------------------ ------------------ ------------------ ------------------------------ ------------------------
    Thean Soon Wong              0                  0              Exercisable: 100,000       Exercisable: 2,100,000
------------------------ ------------------ ------------------ ------------------------------ ------------------------


         Compensation of Directors

         Standard Arrangements. The aggregate remuneration and emoluments (including fees, salaries, bonuses and commissions) paid to Directors for services rendered for the financial year ended December 31, 1999 was $41,284. For the current financial year ending December 31, 2000, the estimated amount payable to the Directors is $40,000.

         Stock options were also granted to George Bayoud, Jr. and Alvin Granoff for 50,000 shares at an exercise price of $12 per share. These were granted on November 6, 1999 and will expire on November 6, 2009.

         Other Arrangements. The Company reimburses each member of the Company's Board of Directors for out of pocket expenses incurred in connection with attending Board meetings. No member of the Company's Board of Directors currently receives any additional cash compensation.

         Employment    Contracts   and    Termination   of    Employment,    and
Change-in-Control Arrangements

         In April 1997, TecnoChannel Technologies Sdn. Bhd., a wholly-owned subsidiary of the Company, entered into an employment agreement with Thean Soon Wong for his services as Chief Executive Officer. The agreement did not specify Mr. Wong's term of employment and, pursuant to the terms of this agreement, the parties mutually agreed to terminate the agreement in March 2000. In 1999, Mr. Wong was paid $53,684 in salary and a bonus of $5,263 under the terms of the agreement.

         In May 1999, the Company entered into an employment agreement with Danny Teow Teck Toe to serve as its Chief Operating Officer. The agreement did not specify Mr. Toe's term of employment. Mr. Toe's annual compensation under the agreement was $84,000. Mr. Toe resigned as Chief Operating Officer in March 2000. The Board of Directors elected Mr. Toe to the Company's Board in November 1999.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's executive officers and Directors, and persons who own more than ten percent of the Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, Directors and more than ten percent stockholders are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all Section 16(a) reports filed. Based solely on the Company's review of copies of the Section 16(a) reports filed for the fiscal year ended December 31, 1999, the Company believes that the following persons have filed the following reports, but not in a timely manner, or have failed to timely file the applicable reports.

         Each of Thean Soon Wong, Alvin Roy Granoff and George S. Bayoud, Jr. had a reportable event in 1999 and has filed a Form 4. Each of Victor Fook Ai Ng and Danny Teow Teck Toe had reportable events in 1999 and has filed Form 4s. Neutron Enterprises Inc. had a reportable event in 1999 and has not filed a Form 4 or Form 5. Chew Gaik Sim, who owns 50.1% of Neutron Enterprises Inc., if required to do so, has not filed a Form 3, or a Form 4 or Form 5 for the above-mentioned event that is reportable by Neutron Enterprises Inc.

Certain Relationships and Related Transactions

         In 1997, 1998 and 1999, some of the Company's Directors and shareholders made loans to the Company for working capital purposes. As of December 31, 1999, the Company owed $151,037 to Mr. Wong, the Company's Chairman, $24,573 to Mr. Toe, a Director, $911 to Dr. Ahmad Mustaffa Babjee, a shareholder, and $20,990 to Cheah Meng Fui, a shareholder. These loans were made to the Company on an interest-free basis, and have no specified repayment terms.

         The Company occupies office space in Singapore on a rent-free basis, provided to the Company by a personal associate of Mr. Toe, a Director of the Company. Until September 1999, the Company had offices in New York which the Company's former chairman allowed the Company to use on a rent-free basis.


                       APPOINTMENT OF INDEPENDENT AUDITORS
                                  (PROPOSAL 2)

         Arthur Andersen LLP ("Arthur Andersen"), certified public accountants, have been appointed by the Board, to serve as independent auditors for the Company to examine and report on its financial statements for the fiscal year ending December 31, 2000, which appointment is being submitted to the Stockholders for ratification at the Meeting. Representatives of Arthur Andersen are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions. The appointment of the independent auditors will be ratified if it receives the affirmative vote of the holders of a majority of shares of the Common Stock of the Company present at the Meeting, in person or by proxy, and entitled to vote thereon. Submission of the appointment of Arthur Andersen to the Stockholders for ratification will not limit the authority of the Board to appoint another accounting firm to serve as independent auditors if the auditors resign or their engagement is otherwise terminated.

         The Board recommends a vote FOR the appointment of Arthur Andersen LLP as independent auditors of the Company.


                             STOCKHOLDERS' PROPOSALS

         Any proposal by Stockholders of the Company intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company at its principal executive office not later than May 29, 2001 for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.


                                  ANNUAL REPORT

         Prior to the mailing of these proxy materials, the Company mailed a copy of its Annual Report to Stockholders for the fiscal year ended December 31, 1999. Such Annual Report is not to be regarded as proxy solicitation material.

         UPON WRITTEN REQUEST BY A STOCKHOLDER ENTITLED TO VOTE AT THE COMPANY'S 2000 ANNUAL MEETING, THE COMPANY WILL FURNISH THAT PERSON WITHOUT CHARGE WITH A COPY OF THE FORM 10-K ANNUAL REPORT FOR 1999 WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. If the person requesting the report was not a Stockholder of record on August 25, 2000, the request must contain a good faith representation that the person making the request was a beneficial owner of the Common Stock of the Company at the close of business on such date. Requests should be addressed to Victor Fook Ai Ng, Treasurer and Secretary, MyWeb Inc.com, Block G, Unit G606, Phileo Damansara, No. 9, Jalan 16/11, Off Jalan Damansara, 46350 Petaling Jaya, Selangor, Malaysia.


                                 OTHER BUSINESS

         Management does not know of any other matters to be presented at the Meeting for action by the Stockholders. If any other matters requiring a vote of the Stockholders arise at the Meeting or any adjournment thereof, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies

                    SOLICITATION AND EXPENSES OF SOLICITATION

         Officers and employees of the Company may solicit proxies by personal interview, mail, telegraph and telephone. No compensation will be paid by the Company to any person in connection with the solicitation of proxies. Brokers, bankers and other nominees will be reimbursed for out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's stock. The cost of preparing this Proxy Statement and all other costs in connection with solicitation of proxies for the Annual Meeting of Stockholders are being borne by the Company.

         Even if you plan to attend the Meeting in person, please sign, date and return the enclosed proxy promptly. If you attend the Meeting, your proxy can be voided at your request and you may vote in person if you choose. A postage-paid return-addressed envelope is enclosed for your convenience. Your cooperation in giving this matter your immediate attention and in returning your proxies will be appreciated.

                                           By order of the Board of Directors,



                                           NIN CONTRERAS
                                           President and Chief Executive Officer

August 30, 2000

                                  MYWEB INC.COM

          This Proxy is Solicited on Behalf of the Board of Directors.

         The undersigned hereby appoints Thean Soon Wong and Steven A. Saide as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of common stock of MyWeb Inc.com held of record by the undersigned on August 25, 2000, at the annual meeting of shareholders to be held September 27, 2000, or at any adjournment thereof.

    The Board of Directors Recommends a Vote "FOR" all nominees in Proposal 1

PROPOSAL 1 - ELECTION OF DIRECTORS
     [  ]  FOR all nominees          [  ]    WITHHOLD AUTHORITY for all nominees

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

George S. Bayoud, Jr.   Alvin Roy Granoff   Dr. Boh Soon Lim   Victor Fook Ai Ng
Kasiviswanathan Shanmugam    Danny Teow Teck Toe     Thean Soon Wong

            The Board of Directors Recommends a Vote "FOR" Proposal 2

PROPOSAL 2 - RATIFICATION OF INDEPENDENT AUDITORS
To ratify the appointment of Arthur Andersen LLP as independent auditors for the fiscal year 2000.
         [   ] FOR               [   ]  AGAINST            [   ]  ABSTAIN

         The shares represented by this proxy will be voted as directed by the shareholder. If no such direction is given, such shares will be voted "FOR all nominees" in Proposal 1 and "FOR" the ratification of independent auditors in Proposal 2.

 PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.



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In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

Please sign, date and return this proxy promptly, using the enclosed envelope.


                                      Date:
                                           -------------------------------------

                                      Signature
                                               ---------------------------------

                                      Signature
                                      if held jointly
                                                     ---------------------------

                                      Please sign exactly as name appears.  When
                                      shares  are  held by joint  tenants,  both
                                      should  sign.  When  signing as  attorney,
                                      executor,   administrator,   guardian   or
                                      trustee,  please  give full title as such.
                                      If a  corporation,  please  sign  in  full
                                      corporate   name  by  President  or  other
                                      authorized   officer.  If  a  partnership,
                                      please sign partnership name by authorized person.